UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 17, 2012

CATALENT PHARMA SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-147871	13-3523163
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

14 Schoolhouse Road Somerset, New Jersey		08873
(Address of registrant’s principal executive office)		(Zip code)

(732) 537-6200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This amendment hereby amends the Current Report on Form 8-K of Catalent Pharma Solutions, Inc. (“Catalent”) originally filed with the Securities and Exchange Commission on February 24, 2012 (the “Report”).

The information previously reported in the Report is incorporated by reference into this Amendment.

ITEM 2.01. Completion of Acquisition or Disposition of Assets.

Catalent hereby amends Item 2.01 of the Report as follows:

The financial statements and pro forma condensed combined financial information required to be filed pursuant to Rule 3-05 of Regulation S-X and Article 11 of Regulation S-X under the Securities Act of 1933, as amended, are included in this current report on Form 8-K/A under Item 9.01.

ITEM 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Included herein as Exhibit 99.1 to this Form 8-K/A are the historical audited combined balance sheets of the Carved-Out Clinical Trial Supplies Operations of Aptuit, LLC and Subsidiaries as of September 30, 2011 and 2010 and the related statements of operations and comprehensive loss, invested capital and cash flows for each of the years ended September 30, 2011, 2010 and 2009, and the related notes to those financial statements.

Included herein as Exhibit 99.2 to this Form 8-K/A is the historical unaudited combined balance sheet of the Carved-Out Clinical Trial Supplies Operations of Aptuit, LLC and Subsidiaries as of December 31, 2011, and the related unaudited combined statements of operations and comprehensive loss, invested capital and cash flows for the Three months ended December 31, 2011.

(b) Pro forma financial information.

Included herein as Exhibit 99.3 to this Form 8-K/A is the unaudited pro forma combined financial information with respect to the acquisition of the CTS Business.

(d) Exhibits.

Exhibit	Description

99.1	Audited Combined Financial Statements of the Carved-Out Clinical Trial Supplies Operations of Aptuit, LLC and Subsidiaries as of September 30, 2011 and 2010 and for the Years Ended September 30, 2011, 2010 and 2009

99.2	Unaudited Combined Financial Statements of the Carved-Out Clinical Trial Supplies Operations of Aptuit, LLC and Subsidiaries as of December 31, 2011 and for the Three months ended December 31, 2011

99.3	Unaudited Pro Forma Combined Financial Information

Forward-Looking Statements

This Report contains both historical and forward-looking statements. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally can be identified by the use of statements that include phrases such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “plan,” “project,” “foresee,” “likely,” “may,” “will,” “would” or other words or phrases with similar meanings. Similarly, statements that describe our objectives, plans or goals are, or may be, forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s expectations and projections. Some of the factors that could cause actual results to differ include, but are not limited to, the following: general industry conditions and competition; product or other liability risk inherent in the design, development, manufacture and marketing of our offerings; inability to enhance our existing or introduce new technology or services in a timely manner; economic conditions, such as interest rate and currency exchange rate fluctuations; technological advances and patents attained by competitors; acquisition opportunities and our ability to successfully integrate acquired businesses and realize anticipated benefits of such acquisitions; and our substantial debt and debt service requirements that restrict our operating and financial flexibility and impose significant interest and financial costs. For a more detailed discussion of these and other factors, see the information under the caption “Risk Factors” in our annual report on Form 10-K for the fiscal year ended June 30, 2011, filed with the Securities and Exchange Commission on September 16, 2011. All forward-looking statements speak only as of the date of this release or as of the date they are made, and the Company does not undertake to update any forward-looking statements as a result of new information or future events or developments unless required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Catalent Pharma Solutions, Inc.
(Registrant)

By:	/s/ Samrat S. Khichi
Name:	Samrat S. Khichi
Title:	Senior Vice President, Chief Administrative Officer, General Counsel and Secretary

Dated: May 1, 2012

EXHIBIT LIST

Exhibit	Description

99.1	Audited Combined Financial Statements of the Carved-Out Clinical Trial Supplies Operations of Aptuit, LLC and Subsidiaries as of September 30, 2011 and 2010 and for the Years Ended September 30, 2011, 2010 and 2009

99.2	Unaudited Combined Financial Statements of the Carved-Out Clinical Trial Supplies Operations of Aptuit, LLC and Subsidiaries as of December 31, 2011 and for the Three months ended December 31, 2011

99.3	Unaudited Pro Forma Combined Financial Information